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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         -------------------------------


        Date of Report (Date of Earliest Event Reported): October 3, 1997

                          UNITED INDUSTRIAL CORPORATION
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              (Exact Name of Registrant as Specified in its Charter


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                 1-4252                                95-2081809
-------------------------------------       ------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)


              18 East 48th Street
              New York, New York                               10017
----------------------------------------          ------------------------------

(Address of Principal Executive Offices)                    (Zip Code)


                                 (212) 752-8787
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                    Unchanged
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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


Item 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  On October 3, 1997, United Industrial Corporation (the "Company") completed the sale of all of the capital stock of AAI Systems Management, Inc. ("SMI"), an indirect wholly-owned subsidiary of the Company, to All Weather, Inc. (the "Purchaser"), a holding company formed by Ridge Capital, Northstar Capital and the management team of SMI. SMI was directly owned by the Company's AAI Corporation subsidiary. The purchase price was $18.5 million in cash and a five-year subordinated note in the principal amount of $2.375 million. The purchase price was determined based upon arm's-length negotiations between the Company and the Purchaser. SMI is primarily engaged in the automated weather and environmental reporting systems business.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (b)      Pro Forma Financial Information

                           The following pro forma financial statements of the
Company are filed herewith:

                           1. Pro forma Consolidated Balance Sheet as of June 30, 1997.

                           2. Pro forma Consolidated Statements of Operations for the six months ended June 30, 1997 and the year ended December 31, 1996.

                  (c)      Exhibits

                  2. Stock Purchase Agreement between All Weather, Inc. and AAI Corporation, dated September 30, 1997.

                  99.      Press release of the Company dated October 3, 1997.

                  The following unaudited pro forma consolidated condensed financial statements give effect to the sale of the 100% stock interest in SMI on October 3, 1997 by AAI Corporation, a wholly-owned subsidiary of the Company. The unaudited pro forma consolidated condensed statement of income data give effect to the sale as if it had occurred on the first day of the periods presented while the unaudited pro forma consolidated condensed balance sheet data give effect to the sale as if it had occurred on June 30, 1997. These pro forma financial statements are based on estimates and assumptions set forth below and in the notes to such statements which include pro forma adjustments. The pro forma financial statements have been prepared utilizing the historical financial statements of the Company and should be read in conjunction with the historical financial statements and accompanying notes included in the Company's 1996 Annual Report on Form 10-K and on Form 10-Q for the quarter ended June 30, 1997.

                  These pro forma financial statements do not purport to be indicative of the results that actually would have been achieved if this disposition had been effected on the dates indicated or of the results that may be obtained in the future.

                  UNITED INDUSTRIAL CORPORATION & SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                               AS OF JUNE 30, 1997
                             (Dollars in Thousands)



                                                                                   Pro Forma
                                                             As Reported          Adjustments           Pro Forma
                                                           ----------------     ----------------     ----------------

ASSETS

Current Assets
     Cash & cash equivalents                                        $7,863              $12,302 (1)          $20,165
     Trade receivables                                              35,127               (4,986)(2)           30,141
     Inventories
        Finished goods & work in process                            26,529                 (356)(2)           26,173
        Materials & supplies                                         4,174                 (438)(2)            3,736
                                                           ----------------     ----------------     ----------------
                                                                    30,703                 (794)              29,909

     Deferred income taxes                                           6,262                                     6,262
     Prepaid expenses & other current assets                         1,133                  (50)(2)            1,083
                                                           ----------------     ----------------     ----------------
                      Total Current Assets                          81,088                6,472               87,560

Other assets                                                        37,836                2,375 (1)           40,211

Property & equipment - less allowance
        for depreciation                                            40,787                 (438)(2)           40,349

                                                           ================     ================     ================
                                                                  $159,711               $8,409             $168,120
                                                           ================     ================     ================

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES

Current Liabilities
     Accounts payable                                               $6,932              ($1,376)(2)           $5,556
     Accrued employee compensation & taxes                           8,190                 (427)(2)            7,763
     Customer Advances                                               3,748                 (297)(2)            3,451
     Federal income taxes                                              638                                       638
     Other liabilities                                               6,098                                     6,098
     Provision for contract losses                                   7,549                                     7,549
                                                           ----------------     ----------------     ----------------
                     Total Current Liabilities                      33,155               (2,100)              31,055

Long-term liabilities, less current maturities                       2,654                                     2,654
Deferred income taxes                                                9,753                                     9,753
Deferred gain                                                                             2,375 (3)            2,375
Postretirement benefits other than pensions                         22,250                                    22,250
                                                           ----------------     ----------------     ----------------
                                                                    67,812                  275               68,087

SHAREHOLDERS' EQUITY

     Common stock $1.00 par value
        Authorized - 15,000,000 shares; outstanding
        12,173,743, net of shares in treasury                       14,374                                    14,374
     Additional capital                                             90,186                                    90,186
     Retained earnings                                               4,605                8,134 (3)           12,739
     Treasury stock, at cost, 2,200,405 shares                     (17,266)                                  (17,266)
                                                           ----------------     ----------------     ----------------
                                                                    91,899                8,134              100,033

                                                           ================     ================     ================
                                                                  $159,711               $8,409             $168,120
                                                           ================     ================     ================

                  UNITED INDUSTRIAL CORPORATION & SUBSIDIARIES
       UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                  (Dollars in Thousands, except per share data)




                                                                           Pro Forma
                                                     As Reported          Adjustments           Pro Forma
                                                   ----------------     ----------------     ----------------

Net sales                                                 $114,093             ($18,063)(4)          $96,030

Operating costs & expenses
     Cost of sales                                          87,122              (14,024)(4)           73,098
     Selling & administrative                               21,360               (2,235)(4)           19,125
     Other expense                                              12                                        12
     Interest expense                                          591 (6)              (89)(5)              502
     Interest income                                          (478)                     (7)             (478)
                                                   ----------------     ----------------     ----------------
                                                           108,607              (16,348)              92,259
                                                   ----------------     ----------------     ----------------

Income before income taxes                                   5,486               (1,715)               3,771
Income taxes                                                 2,053                 (642)(4)            1,411
                                                   ----------------     ----------------     ----------------

Net income                                                  $3,433              ($1,073)              $2,360
                                                   ================     ================     ================

Net income per common share                                  $0.28                                     $0.19
                                                   ================                          ================

Average number of common shares outstanding             12,328,204                                12,328,204
                                                   ================                          ================


                  UNITED INDUSTRIAL CORPORATION & SUBSIDIARIES
       UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                  (Dollars in Thousands, except per share data)




                                                                               Pro forma
                                                         As Reported          Adjustments           Pro Forma
                                                       ----------------     ----------------     ----------------

Net sales                                                     $220,822             ($37,000)(4)         $183,822

Operating costs & expenses
     Cost of sales                                             168,315              (29,721)(4)          138,594
     Selling & administrative                                   40,847               (4,479)(4)           36,368
     Gain on sale of assets                                     (1,135)                                   (1,135)
     Other expense, net                                          1,190                                     1,190
     Interest expense                                            1,997               (1,064)(5)              933
     Interest income                                            (1,033)                                   (1,033)
                                                       ----------------     ----------------     ----------------
                                                               210,181              (35,264)             174,917
                                                       ----------------     ----------------     ----------------

Income before income taxes                                      10,641               (1,736)               8,905
Income taxes                                                     4,237                 (691)(4)            3,546
                                                       ----------------     ----------------     ----------------

Net income                                                      $6,404              ($1,045)              $5,359
                                                       ================     ================     ================

Net income per common share                                      $0.52                                     $0.44
                                                       ================                          ================

Average number of common shares outstanding                 12,211,319                                12,211,319
                                                       ================                          ================

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS


(1) Reflects transaction proceeds of $18.5 million in cash less related expenses and income taxes on gain ($775 thousand and $5.423 million, respectively) and a five year subordinated note for $2.375 million.

(2)     Reflects the elimination of the balance sheet of SMI.

(3)     Reflects the following:
                                                               ($000)
                                                           ----------------

        Proceeds from sale of stock less related expenses          $20,100

        Less:
        Recognition of deferred gain                                 2,375
        Book basis of investment in SMI                              4,168
                                                           ----------------
                                                                     6,543

        Estimated gain before income taxes                          13,557
        Income taxes                                                 5,423
                                                           ================
        Estimated net gain                                          $8,134
                                                           ================

        The footnoted item reflects the gain on the transaction, net of expenses and income taxes, of $8.134 million and a deferred gain of $2.375 million related to the subordinated note receivable. Receipt of the note can be expected, but such receipt remains uncertain.

(4)     Reflects elimination of SMI's operations.

(5) Reflects the reduction of the Company's interest expense attributable to the use of net cash received to reduce the amount outstanding under the long term note purchase agreement. The reduction of interest expense is computed using a weighted average rate of 8.65%.

(6) Included in interest expense is a prepayment penalty and a write-off of deferred financing costs ($366 thousand and $118 thousand, respectively) related to the repayment of long term debt.

(7) Interest income does not include any pro forma adjustment for investment earnings on the net cash proceeds from the sale of SMI.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                UNITED INDUSTRIAL CORPORATION



Dated: October 17, 1997                         By: /s/ James H. Perry
                                                   -------------------
                                                 Name:  James H. Perry
                                                 Title: Treasurer

                                  EXHIBIT INDEX


                Exhibit
                -------

Stock Purchase Agreement between All Weather, Inc.
 and AAI Corporation, dated September 30, 1997

Press release of the Company dated October 3, 1997




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